Discontinued operations	12 Months Ended
Jun. 30, 2020
Text block [abstract]
Discontinued operations
28    Discontinued operations
On 28 September 2018, BHP completed the sale of 100 per cent of the issued share capital of BHP Billiton Petroleum (Arkansas) Inc. and 100 per cent of the membership interests in BHP Billiton Petroleum (Fayetteville) LLC, which held the Fayetteville assets, for a gross cash consideration of US$0.3 billion.
On 31 October 2018, BHP completed the sale of 100 per cent of the issued share capital of Petrohawk Energy Corporation, the BHP subsidiary which held the Eagle Ford (being Black Hawk and Hawkville), Haynesville and Permian assets, for a gross cash consideration of US$10.3 billion (net of customary completion adjustments of US$0.2 billion).
While the effective date at which the right to economic profits transferred to the purchasers was 1 July 2018, the Group continued to control the Onshore US assets until the completion dates of their respective transactions. As such the Group continued to recognise its share of revenue, expenses, net finance costs and associated income tax expense related to the operation until the completion date. In addition, the Group provided transitional services to the buyer, which ceased in July 2019.
The completion adjustments included a reduction in sale proceeds, based on the operating cash generated and retained by the Group in the period prior to completion, in order to transfer the economic profits from 1 July 2018 to completion date to the buyers. Therefore, the pre-tax
profit from operating the assets is largely offset by a
pre-tax
loss on disposal. Accordingly, the net loss from Discontinued operations predominantly relates to incremental costs arising as a consequence of the divestment, including restructuring costs and provisions for surplus office accommodation, and tax expenses largely triggered by the completion of the transactions.
There was no contribution of Discontinued operations for the year ended 30 June 2020. The contribution of Discontinued operations included within the Group’s profit and cash flows for the year ended 30 June 2019 and the year ended 30 June 2018 are detailed below:
Income statement – Discontinued operations

	2019	2018
	US$M	US$M
Profit/(loss) after taxation from operating activities	175	(2,921)

Net loss on disposal	(510)	–

Loss after taxation	(335)	(2,921)

Attributable to non-controlling interests	7	26
Attributable to BHP shareholders	(342)	(2,947)

Basic loss per ordinary share (cents)	(6.6)	(55.4)
Diluted loss per ordinary share (cents)	(6.6)	(55.4)

The total comprehensive income attributable to BHP shareholders from Discontinued operations was a loss of US$342 million in FY2019 and a loss of US$2,943 million in FY2018.
The conversion of options and share rights would decrease the loss per share for the years ended 30 June 2019 and 2018 and therefore its impact has been excluded from the diluted earnings per share calculation.
Cash flows from Discontinued operations

	2019	2018
	US$M	US$M
Net operating cash flows	474	900
Net investing cash flows (1)	(443)	(861)
Net financing cash flows (2)	(13)	(40)

Net increase/(decrease) in cash and cash equivalents from Discontinued operations	18	(1)

Net proceeds received from the sale of Onshore US	10,531	–
Less Cash and cash equivalents	(104)	–

Proceeds from divestment of Onshore US, net of its cash	10,427	–

Total cash impact	10,445	(1)

(1)	Includes purchases of property, plant and equipment of US$443 million in FY2019 (2018: US$900 million) less proceeds from sale of assets of US$ nil in FY2019 (2018: US$39 million).

(2)
Includes net repayment of interest bearing liabilities of US$6 million in FY2019 (2018: US$4 million), distribution to non-controlling
interests of US$ nil in FY2019 (2018: US$14 million) and dividends paid to non-controlling
interests of US$7 million in FY2019 (2018: US$22 million).

Net loss on disposal of Discontinued operations
Details of the net loss on disposal for the year ended 30 June 2019 is presented in the table below:

2019
US$M
Net assets	11,111

Less non-controlling interest share of net assets disposed	(168)

BHP Share of net assets disposed	10,943

Gross consideration	10,555
Less transaction costs	(54)
Income tax expense	(68)

Net loss on disposal	(510)

Exceptional items – Discontinued operations
Exceptional items are those gains or losses where their nature, including the expected frequency of the events giving rise to them, and impact is considered material to the Financial Statements.
There were no exceptional items related to Discontinued operations for the years ended 30 June 2020 and 30 June 2019.
Items related to Discontinued operations included within profit for the year ended 30 June 2018 are detailed below.

Year ended 30 June 2018	Gross	Tax	Net
	US$M	US$M	US$M
Exceptional items by category
US tax reform	–	492	492
Impairment of Onshore US assets	(2,859)	109	(2,750)

Total	(2,859)	601	(2,258)

Attributable to non-controlling interests	–	–	–
Attributable to BHP shareholders	(2,859)	601	(2,258)

US tax reform
On 22 December 2017, the US President signed the Tax Cuts and Jobs Act (TCJA) into law. The TCJA (effective 1 January 2018) includes a broad range of tax reforms affecting the Group, including, but not limited to, a reduction in the US corporate tax rate from 35 per cent to 21 per cent and changes to international tax provisions. As a result of the TCJA, the Group has recognised an exceptional income tax benefit of US$492 million relating to the re-measurement
of the Onshore US deferred tax positions arising from temporary differences.
Impairment of Onshore US assets
For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows. At 30 June 2018, the Onshore US assets, including goodwill, have been allocated to two CGUs reflecting the separately identifiable cash flows expected from the divestment of the assets.
The Group recognised impairment charges as follows:

Cash generating unit	Property, plant and equipment	Goodwill	Total
	US$M	US$M	US$M
Petrohawk	–	(2,253)	(2,253)
Fayetteville	(520)	(86)	(606)

Total impairment of non-current assets	(520)	(2,339)	(2,859)

The charges reflect a robust and competitive exit process with fair value based on the agreed sales consideration (Level 2 of the fair value hierarchy) less expected costs of disposal.